Exhibit 99.3

Citigroup Inc.

Issue of EUR 1,350,000,000 1.250 per cent. Fixed Rate Notes due April 2029 under the

U.S.$ 110,000,000,000

Programme for the issuance of Euro Medium-Term Notes, Series C

The securities described herein have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

1.	Specified Currency:	Euro (“EUR”)

2.	Aggregate Nominal Amount:	EUR 1,350,000,000

3.	Issue Price:	99.135 per cent. of the Aggregate Nominal Amount

4.	(i) Specified Denominations:	EUR 100,000 and integral multiples of EUR 1,000 in excess thereof up to and including EUR 199,000.

	(ii) Calculation Amount:	EUR 1,000

5.	Issue Date:	10 April 2019

6.	Maturity Date:	10 April 2029

7.	Interest Basis:	1.250 per cent. per annum Fixed Rate (further particulars specified below)

8.	Redemption/Payment Basis:	Redemption at par

9.	Put/Call Options:	Issuer Call (further particulars specified below)

10.	Status of the Notes:	Senior

PROVISIONS RELATING TO INTEREST (IF ANY) PAYABLE

11.	Fixed Rate Note Provisions:	Applicable

	(i) Rate of Interest:	1.250 per cent. per annum payable annually in arrear

	(ii) Interest Payment Dates:	10 April in each year from, and including, 10 April 2020 to, and including 10 April 2029, not adjusted

	(iii) Fixed Interest Amount:	EUR 12.50 per Calculation Amount

	(iv) Day Count Fraction:	Actual / Actual (ICMA)

	(v) Broken Amount(s):	Not Applicable

12.	Call Option:	Applicable

	(i) Optional Redemption Dates (Call):	In whole at any time, or in part from time to time, on or after 10 October 2019 and prior to 10 March 2029 (“Make-Whole Call Period”). In whole, but not in part, on or after 10 March 2029 (“Par Call Date”).

	(a)	Make-Whole Amount:	The excess, if any, of: (i) the aggregate present value as of such Optional Redemption Date of each euro of nominal amount being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable in respect of each such euro if such redemption had not been made, determined by discounting, on an annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date that notice of such redemption is given pursuant to Condition 18 (Notices)) from the respective dates on which such principal and interest would have been payable if such redemption had not been made, to the date of redemption, over (ii) the aggregate nominal amount of Notes being redeemed, as calculated by the Issuer or a person designated by the Issuer.

	(b)	Reinvestment Rate:	The mid-market annual yield on the Reference Security (or if the Reference Security is no longer outstanding, a Similar Security) plus the Redemption Margin

	(c)	Reference Security:	DBR 0.250 per cent. Federal Government Bond of Bundesrepublik Deutschland due February 2029

	(d)	Similar Security:	Reference bond or reference bonds issued by the German Federal Government having an actual or interpolated maturity of 10 March 2029 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issuances of corporate debt securities maturing on 10 March 2029.

	(e)	Redemption Margin:	25 basis points

	(iii) Optional Redemption Amount (Call) and method, if any, of calculation of such amount on Par Call Date and during Par Call Period:		EUR 1,000 per Calculation Amount

	(iv) Notice period (if other than as set out in the Conditions):		Not less than 15 nor more than 60 days’ notice

13.	Final Redemption Amount:		EUR 1,000 per Calculation Amount

14.	Early Redemption Amount:

	Early Redemption Amount(s) per Calculation Amount payable on redemption for taxation reasons or on event of default or other early redemption and/or the method of calculating the same (if required or if different from that set out in the Conditions):		EUR 1,000 per Calculation Amount

GENERAL PROVISIONS APPLICABLE TO THE NOTES

15.	Additional Financial Centre(s) or other special provisions relating to Payment Dates:	London

16.	Substitution provisions:	The provisions in Condition 23 (Substitution of the Issuer) are applicable.

17.	Listing	Luxembourg

OPERATIONAL INFORMATION

ISIN Code:	XS1980064833

Common Code:	198006483